UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      April 21, 2005
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                 000-30575                 91-2032368
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 (State or other jurisdiction     (Commission               (IRS Employer
      of incorporation            File Number)            Identification No.)


       4991 CORPORATE DRIVE, HUNTSVILLE, AL                     35805
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (256) 430-4000
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                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.


     On April 21, 2005, Avocent Corporation publicly disseminated a press release announcing the financial results for its first quarter ended March 31, 2005. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.7 hereto.


Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits.

       Exhibit Number          Description of Exhibit
       --------------          ----------------------
       99.7                    Press release issued April 21, 2005.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVOCENT CORPORATION

Date: April 21, 2005
                                     By: /s/ Samuel F. Saracino
                                         ---------------------------------------
                                         Samuel F. Saracino
                                         Executive Vice President of Legal and
                                         Corporate Affairs, General Counsel and
                                         Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit                Description
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99.7                   Press Release dated April 21, 2005